UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 13, 2008

VAUGHAN FOODS, INC.
(Exact name of Registrant as specified in its charter)

Oklahoma	001-33446	73-1342046

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

216 N.E. 12th Street, Moore, OK 73160

(Address Of Principal Executive Office) (Zip Code)

(405) 794-2530
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03:    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On March 13, 2008, our Board of Directors approved an amendment to Article II, Section 2 of our bylaws that provides that the Vaughan Foods, Inc. shall hold an annual meeting of its shareholders once each calendar year, between April 1 and November 30, on such day and at such time as shall be designated by the Board of Directors. The bylaws had previously fixed July 10 as the date for the annual meeting of shareholders. In addition, the amendments eliminated a previously existing requirement that votes for the election of directors must be by written ballot. The text of the Article II, Section 2 of the bylaws, as amended, is attached to this report on Form 8-K as Exhibit 3.3.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
Number

3.3	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Vaughan Foods, Inc.

Dated: March 19, 2008	By:	/s/ Herb Grimes
Herb Grimes
Chairman and Chief Executive Officer